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                                                                    Exhibit 10.8

                          ASSIGNMENT OF LEASE AGREEMENT

     THIS ASSIGNMENT OF LEASE AGREEMENT ("Assignment"), is made effective as of the 19 day of February, 2004 (the "Effective Date"), by and between NATIONSHEALTH SUPPLY L.L.C., a Florida limited liability company ("Assignor"), and UNITED STATES PHARMACEUTICAL GROUP, L.L.C., a Delaware limited liability company, d/b/a NationsHealth ("Assignee").

                                   WITNESSETH:

     WHEREAS, Liberty Property Limited Partnership, a Pennsylvania limited partnership ("Landlord"), as "Landlord," and Assignor, as "Tenant," entered into that certain Lease Agreement dated February 9, 2004 (the "Lease"), covering premises containing approximately 19,291 rentable square feet in Landlord's building (the "Building") at 13630 N.W. 8th Street, Sunrise, Broward County, Florida (the "Premises"); and

     WHEREAS, Assignor desires to assign Assignor's right, title and interest under the Lease to Assignee, and Assignee desires to accept the assignment of the Assignor's right, title and interest under the Lease subject to the terms and provisions set forth hereinbelow; and

     WHEREAS, Section 18(a) of the Lease provides that the Assignor may assign its interest under the Lease to an affiliate of the Assignor which is at least as creditworthy as the Assignor as of the date of the Lease, without the Landlord's consent, provided that the Assignor complies with certain terms set forth in the Lease.

     NOW THEREFORE, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00), the mutual promises set forth herein and other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. RECITALS. The foregoing recitals are true and correct and are hereby made a part of this Assignment.

     2. ASSIGNMENT OF LEASE. Effective as of the Effective Date, Assignor assigns and transfers to Assignee all of Assignor's right, title and interest in and to the Lease.

     3. ASSUMPTION OF LEASE. Commencing as of the Effective Date, Assignee assumes all duties, obligations, and responsibilities of the "Tenant" under the Lease which accrue commencing as of the Effective Date, and Assignee agrees to be bound by and perform, observe, and discharge all of the "Tenant's" covenants, and conditions under the Lease which accrue commencing as of the Effective Date.

     4. CERTIFICATION OF CREDITWORTHINESS. Pursuant to the terms of Section 18(a) of the Lease, the Assignor and the Assignee hereby certify to and for the benefit of the Landlord that (i) the Assignee is an affiliate of the Assignor, and (ii) the Assignee is at least as creditworthy as the Assignor as of the date of the Lease.

     5. APPROVAL OF LANDLORD. Assignor and Assignee acknowledge and agree that this

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Assignment, and the rights and obligations of the parties hereunder, are expressly conditioned under the terms of the Lease upon receipt of the Landlord's approval as to the form of this Assignment, such approval to be in the form attached hereto and made a part hereof, failing which, this Assignment shall automatically be null and void.

     6. MISCELLANEOUS. Except as modified by this Assignment, the terms, covenants, conditions and provisions of the Lease shall remain unmodified and in full force and effect. Captions and paragraph headings contained in this Assignment are for convenience and reference only and in no way define, describe, extend or limit the scope or intent of this Assignment or any provision hereof. This Assignment and all transactions contemplated by this Assignment shall be governed by and construed and enforced in accordance with the laws of the State of Florida. This Assignment may be executed in any number of counterparts, any one and all of which shall constitute the contract of the parties and each of which shall be deemed an original.

     IN WITNESS WHEREOF, the undersigned parties have executed this Assignment as of the day and year first above written.

Signed, sealed and delivered
in the presence of:

                                    ASSIGNOR:

                                    NATIONSHEALTH SUPPLY L.L.C., a
                                    Florida limited liability company


Cheryl Balaban                      By: Lewis Stone
---------------------------------       ----------------------------------------
Print Name: Cheryl Balaban          Print Name: LEWIS STONE
                                    Title: SECRETARY/TREASURER


Tim Fairbanks
---------------------------------
Print Name: TIM FAIRBANKS


                                    ASSIGNEE:

                                    UNITED STATES PHARMACEUTICAL GROUP, L.L.C., a Delaware limited liability company


Tim Fairbanks                       By: Lewis Stone
---------------------------------       ----------------------------------------
Print Name: TIM FAIRBANKS           Print Name: LEWIS STONE
                                    Title: SECRETARY/TREASURER


Cheryl Balaban
---------------------------------
Print Name: Cheryl Balaban


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